SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549




                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report December 22, 2003
                                       -----------------
                        (Date of earliest event reported)


                               FORD MOTOR COMPANY
                               ------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


          1-3950                                        38-0549190
          ------                                        ----------
   (Commission File Number)                   (IRS Employer Identification No.)


 One American Road, Dearborn, Michigan                     48126
 -------------------------------------                     -----
(Address of principal executive offices)                 (Zip Code)



         Registrant's telephone number, including area code 313-322-3000
                                                            ------------

Item 5.  Other Events.
---------------------

     Our news release dated December 22, 2003, concerning new agreements with Visteon and an increase in our full-year 2003 earnings guidance, filed as
Exhibit 20 to this Report, is incorporated by reference herein.

     Ford Motor Company conducted a conference call at 9:00 a.m. on December 22, 2003 to review the new agreements and its increase in full-year 2003 earnings guidance. The conference call was hosted by Don Leclair, Ford's Group Vice President and Chief Financial Officer. Investors can access replays of the conference call by visiting one of the following web sites:
www.shareholder.ford.com or www.streetevents.com or by dialing 888-286-8010 (617-801-6888 for international dial-in), passcode 36338027.

     Exhibit 20 to this Report includes, among other things, an increase to Ford's full-year 2003 earnings guidance excluding special items, which guidance constitutes a "non-GAAP financial measure" as defined in Item 10 of Regulation S-K of the Securities Exchange Act of 1934, as amended. Exhibit 20 indicates that Ford is increasing its full-year 2003 guidance from $0.95-to-$1.05 per share to $1.05-to-$1.10 per share, in each case from continuing operations, excluding special items. The most directly comparable financial measure calculated and presented in accordance with GAAP to earnings per share excluding special items is net income per share. Page 5 of Exhibit 20 contains a reconciliation of our earnings per share guidance excluding special items and such guidance on a net income per share basis. On a net income basis, our full-year 2003 earnings guidance is $0.18-to-$0.23 per share. We believe the earnings per share excluding special items measure is useful to investors because it excludes items that are not related to our ongoing operating activities and, therefore, are not necessarily reflective of the operating results of the company for the covered period. As a result, our guidance on an earnings per share excluding special items basis provides investors with a more relevant measure of the results generated by our operations. In addition, we understand that many people in the investment community look to this measure when tracking our results.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
---------------------------------------------------------------------------


                                    EXHIBITS
                                    --------

Designation             Description                   Method of Filing
-----------             -----------                   ----------------

Exhibit 20              News Release dated
                        December 22, 2003             Filed with this Report

                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                        FORD MOTOR COMPANY
                                        ------------------
                                        (Registrant)


Date:  December 22, 2003                By: /s/Peter J. Sherry, Jr.
                                            --------------------------------
                                            Peter J. Sherry, Jr.
                                            Secretary

                                  EXHIBIT INDEX
                                  -------------


Designation              Description
-----------              -----------

Exhibit 20               News Release dated December 22, 2003